UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

      Date of Report (Date of Earliest Event Reported): November 18, 2004

                                  METWOOD, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-05391
                                    ---------
                            (Commission File Number)

                                   83-0210365
                                   ----------
                      (I.R.S. Employer Identification No.)

                 819  Naff  Road,  Boones  Mill,  VA            24065
              ---------------------------------------------------------
             (Address  of  Principal  Executive  Offices)    (Zip  Code)

                                 (540) 334-4294
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

This Current Report on Form 8-K/A is filed by Metwood, Inc, a Nevada corporation (the "Registrant"), in connection with the items described below and in response to our reply to an SEC comment letter dated November 17, 2004 to us.

ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On November 4, 2004, McLeod & Company, auditors for Metwood, Inc. ("Registrant"), resigned.

McLeod & Company's reports on the Registrant's financial statements for the years ended June 30, 2004 and 2003, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles. In connection with the prior audits for the years ended June 30, 2004 and 2003 and for the period subsequent to June 30, 2004 through the date of resignation, there have been no disagreements with McLeod & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of McLeod & Company would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods.

The Registrant's Board of Directors has made the decision to engage another auditor. The Registrant does not have an audit committee. On or about November 11, 2004, the Registrant's Board of Directors made the decision to engage Bongiovanni & Associates, CPA's as its new independent auditors.

Prior to making the decision to retain Bongiovanni & Associates, CPA's and during the period of time in which McLeod & Company were the independent auditors, the Registrant has had no relationship or consultations with Bongiovanni & Associates, CPA's or any of its members. No accounting matters were discussed with this new firm other than the scope of its engagement.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report pursuant to Item 601 of Regulation S-B.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        METWOOD,  INC.

November  18,  2004                By:  /s/  Shawn  Callahan
                                        --------------------
                                        Shawn  Callahan
                                        CFO


EXHIBIT  INDEX

Exhibit  No.               Description  of  Exhibit
-----------                ------------------------
16                         Letter  from  McLeod  &  Company
16.1                       Letter  from  Bongiovanni  &  Associates,  CPA's